Exhibit 99.2

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 $25 Million Common Stock Offering October 2018

Disclaimer

DISCLOSURE AND FORWARD LOOKING STATEMENTS

This presentation is solely for informational purposes and has been prepared to assist interested parties in making their own evaluation of Malvern Bancorp, Inc. (the “Company”) and does not purport to contain all of the information that may be relevant. This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense

The Company has filed a shelf registration statement (including a prospectus)(File No. 333-219999) and a preliminary prospectus supplement with the Securities and Exchange Commission, or the SEC, for the offering to which this presentation relates. The sale of shares of common stock in the underwritten offering is being made solely pursuant to such prospectus supplement and accompanying base prospectus. Before you invest, you should read the prospectus in the registration statement and the preliminary prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by visiting the Company’s website at www.mymalvernbank.com. Alternatively, copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering may be obtained by contacting Sandler O’Neill + Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, or by phone at 1-866-805-4128.

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of any future acquisitions or business combinations and our ability to integrate any acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans and grow deposits. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes except as required by applicable law. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statement is qualified in its entirety by reference to the matters discussed in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided throughout the presentation. Numbers in this presentation may not sum due to rounding.

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40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Terms of the Proposed Offering 3 Issuer Malvern Bancorp, Inc. Ticker Symbol / Exchange MLVF / NASDAQ Security Common Stock Offering Structure Follow - On Public Offering (100% Primary) Offering Size $25,000,000 Purchase Option 15% Use of Proceeds I ncrease capital structure , fund future organic growth and for working capital and other general corporate purposes. MLVF may also use a portion of the net proceeds for future acquisitions, although it has no present commitments or agreements to do so . Sole Book - Running Manager Sandler O’Neill + Partners, L.P.

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Investment Highlights Well - positioned bank operating in attractive markets on the Philadelphia Main Line and in New Jersey Specialization in providing niche services and products to high - net worth clients and commercial real estate borrowers Robust organic growth led by a new, seasoned management team with deep community and business relationships Continued earnings momentum poised to take advantage of further operating leverage opportunities and our branch - lite structure Strong asset quality metrics with minimal charge - off history Attractive valuation at [150 ]%¹ of TBV 4 1) Based on a stock price of $[•] as of September 28, 2018

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Company Snapshot Bank headquartered in Paoli, PA OCC National Chartered institution 5 branches and 6 private client offices Chester , Delaware & Bucks/Montgomery, PA counties and Morristown, NJ NJ headquarters in Morristown, NJ anchors core market in NJ region Private Client office recently opened in Palm Beach, FL and Montchanin , DE Attractive markets straddling two states with robust demographics 87 employees, ~$12 million in assets per employee as of June 30, 2018 Key business lines include commercial and specialty business lending, wealth management and insurance 5 1) Palm Beach, FL Private Client Office not shown on map Branch Private Client Office¹ Potential Expansion Markets Allentown Princeton West Chester As of or for the Nine Months Ending June 30, 2018 ($) in thousands Total Assets $1,053,575 Total Gross Loans $902,379 Total Deposits $787,932 Shareholders' Equity $107,973 YTD 2018 Pre-Tax Income Annualized $11,475 Market Capitalization as of 9/18/18 ($mm) $158.8

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Philadelphia MSA and New Jersey: Among Strongest Economies in USA 12 Fortune 500 companies headquartered in Southeastern Pennsylvania and 22 headquartered in New Jersey¹ Morris (10 th ), Chester ( 44 th ), Montgomery (73 rd ) and Bucks (100 th ) counties all rank within the top 100 counties ranked by median household income² Pennsylvania is the 5 th largest state by population and New Jersey is the 11 th largest state by population² Projected household income growth in Pennsylvania of 8.79% and 9.51% in New Jersey through 2024² Unemployment rate as of August 2018 of 4.4% in both Pennsylvania and New Jersey² 6 1) Fortune 500 company data as of 2018 2) S&P Global Market Intelligence, Claritas, U.S. Department of Labor

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Experienced New Management Team 7 Officer Title Experience Selected Prior Experience Anthony C. Weagley President & Chief Executive Officer 35 Years CEO and CFO of Center Bancorp, Inc. Joseph Gangemi SVP & Chief Financial Officer 14 Years SVP, Corporate Secretary, Chief of Staff and Treasurer of Center Bancorp, Inc. Alexander Opiela III SVP & Chief Operating Officer 12 Years Senior Vice President, Chief Risk and Compliance Officer, for Royal Bank America William Boylan EVP & Chief Lending Officer 30 Years Senior Vice President of Commercial Lending for ConnectOne Bank and Center Bancorp, Inc. Stacy Valent SVP & Chief Credit Officer 20 Years Executive Vice President and Chief Credit Officer of Eagle National Bank and Royal Bank America and Senior Credit Officer at QNB Bank Rona Korman SVP & General Counsel 30 Years General Counsel and Chief Risk Officer of Center Bancorp, Inc. and Big M, Inc. William Woolworth III SVP & Chief Risk Officer 32 Years Chief Auditor and Chief Compliance officer at Customers Bancorp, Inc. and Chief Risk Officer at First National Bank of Chester County

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Phase I – The Turnaround Story (2014 – 2016): New Management Team Broadening a Regional Bank Platform Tony Weagley’s experiences include MidAtlantic / PNC, ConnectOne and Chief Executive Officer of Center Bancorp ($ 1.68 billion in assets¹) Since Tony Weagley’s Appointment to CEO in September of 2014: Rebuilt management team Removal of formal orders with regulators Restoration of profitability with positive trajectory for growth in EPS Recaptured valuation allowance against its deferred tax asset Identified and pursued strategic niche markets of growth Growth of core deposit base with transition of legacy thrift deposits to more transaction - oriented accounts Improved IRR position with FHLB and hedges Maintained a continued focus on driving shareholder value: • Doubled Malvern’s market capitalization • Relief from shareholder activists standstill agreements • Appointment of shareholder - focused and experienced board members 8 1) As of December 31, 2013

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Phase II – Refining the Transformation and Positioning for Future Growth Opportunities Continue to refine the assets on our balance sheet Diversification of our loan mix and CRE concentrations Rebuilding the residential and consumer lending segments of the portfolio Seasoning of the commercial segment of the portfolio while maintaining high asset quality Resolution of the legacy residential portfolio Leveraging the retail network on the Philadelphia Mainline and increasing market share Gathering core deposits and diversifying funding, including growth in municipal deposits Developing our digital platforms aimed at supporting retail activity Thoughtful expansion of our current franchise Utilize of our Private Banking locations to drive business activity in other platforms Lending, Wealth Management and Insurance Further grow our specialty divisions to enhance business development Private Schools, Non - Profits, Equestrian, as part of our private banking model Positioning Malvern Bancorp for the possible future payments of dividends 9 These initiatives will firmly position and enhance our franchise, making it even more attractive, while our earnings momentum continues to add to book value

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 $11.76 $12.62 $14.66 $15.60 $16.42 2014 2015 2016 2017 YTD $413 $466 $602 $790 $788 2014 2015 2016 2017 YTD $386 $391 $574 $834 $893 2014 2015 2016 2017 YTD $542 $656 $821 $1,046 $1,054 2014 2015 2016 2017 YTD Compelling Growth Franchise 10 Note: Represents fiscal year as of September 30 th of each year Growth Trajectory Since New Management Team’s Arrival Total Assets ($mm) Total Net Loans ($ mm) Total Deposits ($mm) Tangible Book Value Per Share ($)

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 (1.6%) 0.0% 0.5% 0.6% 0.7% 0.8% 09/30/13 09/30/14 09/30/15 09/30/16 09/30/17 06/30/18 For the Fiscal Years Ended Annualized² Demonstrated Earnings Momentum… 11 1) Adjusted Return on Average Assets assumes reported pre - tax income is taxed at a 21% tax rate; Until September 30, 2017, MLVF had a valuation against its deferred tax asset 2) Represents nine months annualized Note: Please see appendix for GAAP to Non - GAAP reconciliations Adjusted Return on Average Assets¹ Pre - Tax, Pre - Provision Income Net Interest Margin Efficiency Ratio 2.43% 2.74% 2.62% 2.65% 2.72% 2.60% 09/30/13 09/30/14 09/30/15 09/30/16 09/30/17 06/30/18 For the Fiscal Years Ended Annualized² 110.95% 96.74% 76.48% 67.22% 56.79% 57.78% 09/30/13 09/30/14 09/30/15 09/30/16 09/30/17 06/30/18 For the Fiscal Years Ended Annualized² ($1,558) $607 $3,788 $6,923 $11,530 $12,580 09/30/13 09/30/14 09/30/15 09/30/16 09/30/17 06/30/18 For the Fiscal Years Ended Annualized² Stated ROAA (2.8)% 0.1% 0.8% 1.6% 0.6% 0.6%

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 … And Continued Momentum Into Higher Earnings Expected further net interest margin expansion Further diversification of loan portfolio into commercial lending Investment of non - earning cash into earning assets Baseline asset sensitive position Additional development of the deposit base Provision expense Strong historical loan growth required continued funding of the allowance Opportunity for further efficiency gains Continued operating leverage associated with growth, scale and balance sheet mix Further branch / office rationalization opportunities Ability to take advantage of technology to service clients 12

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Attractive Commercial - Focus Loan Portfolio 13 Note: Gross loans includes net deferred loan fees and costs of $546,000 Loan Composition at June 30, 2018 1 - 4 Family 21% C&D 6% CRE 53% Multifamily 5% C&I 11% Consumer 4% Portfolio Characteristics Gross Loans ($000): $902,379 Yield (%): 4.36%

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 New Jersey 42% New York 19% Pennsylvania 27% Florida 7% Connecticut 1% Delaware 2% Other 2% Commercial Real Estate Portfolio 14 Source: Company Documents Portfolio Composition by Type Portfolio Composition by State $ 477.6 million as of June 30, 2018 Portfolio Characteristics Weighted average loan size ($000): $2,032 Weighted average maturity: 6.8 Yrs Weighted average coupon: 4.30% Weighted LTV OOC / Non-OOC: 56.13%/ 60.72% Non - Owner Occuppied 82% Owner - Occupied 18%

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 0.97% 0.80% 0.39% 0.28% 0.12% 0.24% 0.24% 0.32% 0.00% 0.50% 1.00% 1.50% 2013 2014 2015 2016 2017 Q1'2018 Q2'2018 Q3'2018 Historically Strong Credit Metrics 15 NCOs / Average Loans * TDRs did increase in 2018 with 2 large restructured loans; including TDRs, this ratio is 2.09% NPAs Excl. TDRs / Assets 3.07% 0.19% 0.00% 0.04% (0.02)% (0.02)% 0.10% 0.03% (0.50)% 0.50% 1.50% 2.50% 3.50% 2013 2014 2015 2016 2017 Q1'2018 Q2'2018 Q3'2018

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 CDs 28% MMDA 35% Savings 6% Noninterest - Bearing 6% Interest - Bearing DDA 25% CDs 54% MMDA 14% Savings 9% Noninterest - Bearing 5% Interest - Bearing DDA 18% Continued Transformation of the Deposit Base 16 Deposit Composition at September 30, 2013 Deposit Composition at June 30, 2018 Deposit Base Characteristics at June 30, 2018 Total Deposits: $787,932 Average Cost of Interest-Bearing Deposits: 1.24% Average Total Cost of Deposits: 1.16%

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Pro Forma Capitalization 17 (Dollars in thousands) Actual as of Common Pro Forma June 30, 2018 Offering June 30, 2018 Regulatory Capital Common Equity $107,973 $23,500 $131,473 Net Unrealized Gain in AFS (364) 0 (364) Less: Net Gain on Cash Flow Hedges 889 0 889 Common Equity Tier 1 Capital $107,448 $23,500 $130,948 Additional Tier 1 Capital $0 $0 $0 Tier 1 Capital $107,448 $23,500 $130,948 Tier 2 Capital & Related Surplus $24,421 $0 $24,421 ALL Included in Tier 2 9,091 0 9,091 Total Risk-Based Capital $140,960 $23,500 $164,460 Total Assets for Regulatory Ratios Average Assets for Leverage Ratio 1,052,421 23,500 1,075,921 Risk-Weighted Assets (100%) 871,507 23,500 895,007 TCE / TA Tangible Common Equity 107,973 23,500 131,473 Tangible Assets 1,053,575 23,500 1,077,075 Capital Ratios TCE / TA 10.25% 12.21% Leverage Ratio 10.21% 12.17% Tier 1 Ratio 12.33% 14.63% Total Capital Ratio 16.17% 18.38% Commercial Real Estate Ratio ¹ 355% 304% 1) CRE/ Risk - Based Capital defined as commercial real estate loans as outlined in the regulatory agencies guidance on commercial re al estate (CRE) as a percent of risk - based capital. Excludes owner - occupied. Note: Assumes $1.5 million in offering related expenses

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Recapping Future Growth Opportunities Continued scaling of balance sheet and focus on growing earning assets Targeted niche products and services Commercial real estate “sweet spot” of $3 million to $8 million to strong developers underserved by other institutions Private schools and non - profit institutions High - net worth individuals and private clients Farm and equestrian lending Growth in fee revenue, capitalizing on our private client relationships Investment in Bell Rock Capital (Third Party Wealth Management Platform) Insurance Maintain competitive advantages Accessible/customer oriented CEO and management team Ability to make quick credit decisions locally Flat approval structure 18

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Recapping Investment Highlights Well - positioned bank operating in attractive markets on the Philadelphia Main Line and in New Jersey Specialization in providing niche services and products to high - net worth clients and commercial real estate borrowers Robust organic growth led by a new, seasoned management team with deep community and business relationships Continued earnings momentum poised to take advantage of further operating leverage opportunities and our branch - lite structure Strong asset quality metrics with minimal charge - off history Attractive valuation at [150 ]%¹ of TBV 19 1) Based on a stock price of $[•] as of September 28, 2018

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Contact Information 20 Contacts Corporate Headquarters 42 E. Lancaster Avenue Paoli, PA 19301 Tony Weagley President & CEO Joe Gangemi SVP & CFO Office: (610) 695 - 3648 Email: tweagley@mymalvernbank.com Office: (610) 695 - 3676 Email: jgangemi@mymalvernbank.com

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 APPENDIX

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Interest Rate Sensitivity 22 Source: Company Documents Immediate Interest Rate Change Effect on Net Interest Income +200 bp 5.16% +100 bp 2.75% 0 bp 0.00% -100 bp (1.75%) Gap Analysis Rate-Sensitive Assets $395,135 Rate-Sensitive Liabilities $271,278 Gap $123,857 Total Assets $1,053,575 Gap / Total Assets 11.76%

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 Historical Financial Statements 23 $ in thousands For the Year Ended September 30, For the Quarter Ended, (Except Per Share Information) 2013 2014 2015 2016 2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 Balance Sheet Overview Total Assets $601,554 $542,264 $655,690 $821,272 $1,046,012 $1,046,012 $1,057,836 $1,083,316 $1,053,575 Net Loans 412,224 386,074 391,307 574,160 834,331 834,331 806,764 837,314 893,355 Total Deposits 484,596 412,953 465,522 602,046 790,396 790,396 797,099 825,569 787,932 Total Equity 75,406 77,160 82,749 96,157 102,520 102,520 103,196 105,362 107,973 Tangible Book Value Per Share $11.50 $11.76 $12.62 $14.66 $15.60 $15.60 $15.70 $16.03 $16.42 Balance Sheet Annualized Growth Rates Total Assets -- (9.9%) 20.9% 25.3% 27.4% 13.9% 4.5% 9.6% (11.0%) Net Loans -- (6.3%) 1.4% 46.7% 45.3% 17.0% (13.2%) 15.1% 26.8% Total Deposits -- (14.8%) 12.7% 29.3% 31.3% 16.2% 3.4% 14.3% (18.2%) Total Equity -- 2.3% 7.2% 16.2% 6.6% 8.3% 2.6% 8.4% 9.9% Tangible Book Value Per Share -- 2.3% 7.3% 16.2% 6.4% 8.4% 2.6% 8.4% 9.7% Income Statement and Profitability Summary Net Interest Income $15,357 $15,096 $15,214 $18,512 $24,336 $6,707 $6,382 $6,568 $6,976 Provision for Loan Losses 11,235 263 90 947 2,791 489 0 240 589 Other Income 2,860 2,155 2,535 2,333 2,341 532 1,711 449 715 Other Expenses 19,775 16,644 13,961 13,922 15,147 3,813 4,471 4,105 4,790 Pre-tax Income (12,793) 344 3,698 5,976 8,739 2,937 3,622 2,672 2,312 Provision for Taxes 6,010 (367) (970) (6,174) 2,922 982 3,219 654 69 Net Income ($18,803) $711 $4,668 $12,150 $5,817 $1,955 $403 $2,018 $2,243 Earnings Per Share ($2.96) $0.11 $0.73 $1.90 $0.90 $0.30 $0.06 $0.31 $0.35 Net Interest Margin 2.43% 2.74% 2.62% 2.65% 2.72% 2.75% 2.47% 2.58% 2.75% Efficiency Ratio 111.0% 96.7% 76.5% 67.2% 56.8% 52.3% 63.6% 57.6% 52.7%

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 GAAP to Non - GAAP Reconciliation 24 $ in thousands For the Year Ended September 30, Year-to-Date 2013 2014 2015 2016 2017 6/30/2018 Adjusted Return on Average Assets Pre-tax Income (GAAP) ($12,793) $344 $3,698 $5,976 $8,739 $8,606 Less: Non-Core Items (Non-GAAP) $479 $103 ($124) $454 $304 $358 Pro Forma Pre-tax Income (Non-GAAP) ($13,272) $241 $3,822 $5,522 $8,435 $8,248 Pro Forma Tax Rate (Non-GAAP) 21.0% 21.0% 21.0% 21.0% 21.0% 21.0% Less: Pro Forma Tax Expense (Non-GAAP) (2,787) 51 803 1,160 1,771 1,732 Pro Forma Net Income (Non-GAAP) ($10,485) $190 $3,019 $4,362 $6,664 $6,516 Pro Forma Net Income Annualized (Non-GAAP) ($10,485) $190 $3,019 $4,362 $6,664 $8,688 Average Assets (GAAP) 674,170 585,310 621,228 752,416 934,409 1,058,237 Adjusted Return on Average Assets (Non-GAAP) (1.6%) 0.0% 0.5% 0.6% 0.7% 0.8% Pre-tax, Pre-Provision Income Pre-tax Income (GAAP) ($12,793) $344 $3,698 $5,976 $8,739 $8,606 Plus: Provision Expense (GAAP) 11,235 263 90 947 2,791 829 Pre-tax, Pre-Provision Income (Non-GAAP) ($1,558) $607 $3,788 $6,923 $11,530 $9,435 Pre-tax, Pre-Provision Income Annualized (Non-GAAP) ($1,558) $607 $3,788 $6,923 $11,530 $12,580 Efficiency Ratio Other Expenses (GAAP) $19,775 $16,644 $13,961 $13,922 $15,147 $13,366 Less: Non-core Items (Non-GAAP) 0 0 639 111 159 828 Other Expenses, Excluding Non-core Items (Non-GAAP) $19,775 $16,644 $13,322 $13,811 $14,988 $12,538 Net Interest Income, FTE Basis (GAAP) $15,442 $15,152 $15,400 $18,777 $24,512 $20,011 Plus: Other Income (GAAP) 2,860 2,155 2,535 2,333 2,341 2,875 Less: Net Gains on Inv. Securities and Sale of Real Estate (GAAP) 479 103 515 565 463 1,186 Total Net Revenue (Non-GAAP) $17,823 $17,204 $17,420 $20,545 $26,390 $21,700 Efficiency Ratio (Non-GAAP) 110.95% 96.74% 76.48% 67.22% 56.79% 57.78%

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 GAAP to Non - GAAP Reconciliation 25 $ in thousands For the Year Ended September 30, Year-to-Date (Except Per Share Information) 2013 2014 2015 2016 2017 6/30/2018 Tangible Book Value Per Share Total Stockholders' Equity $75,406 $77,160 $82,749 $96,157 $102,520 $107,973 Less: Goodwill 0 0 0 0 0 0 Less: Other Intangibles 0 0 0 0 0 0 Tangible Common Equity $75,406 $77,160 $82,749 $96,157 $102,520 $107,973 Common Shares Outstanding 6,558,473 6,558,473 6,558,473 6,560,403 6,572,684 6,575,179 Tangible Book Value Per Share $11.50 $11.76 $12.62 $14.66 $15.60 $16.42

40 54 88 204 153 0 82 109 176 152 154 172 220 89 36 180 179 146 $ in thousands For the Quarters Ended 9/30/2017 12/31/2017 3/31/2018 6/30/2018 Efficiency Ratio Other Expenses (GAAP) $3,813 $4,471 $4,105 $4,790 Less: Non-core Items (Non-GAAP) 29 72 43 713 Other Expenses, Excluding Non-core Items (Non-GAAP) $3,784 $4,399 $4,062 $4,077 Net Interest Income, FTE Basis (GAAP) $6,729 $6,393 $6,597 $7,021 Plus: Other Income (GAAP) 532 1,711 449 715 Less: Net Gains on Inv. Securities and Sale of Real Estate (GAAP) 31 1,186 0 0 Total Net Revenue (Non-GAAP) $7,230 $6,918 $7,046 $7,736 Efficiency Ratio (Non-GAAP) 52.34% 63.59% 57.65% 52.70% GAAP to Non - GAAP Reconciliation 26